Summary of Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

Basis of Presentation
Puget Energy, Inc. (Puget Energy) is an energy services holding company that owns Puget Sound Energy, Inc. (PSE).  PSE is a public utility incorporated in the state of Washington that furnishes electric and natural gas services in a territory covering 6,000 square miles, primarily in the Puget Sound region.  Following the merger with Puget Holdings LLC (Puget Holdings) on February 6, 2009, Puget Energy is an indirect wholly-owned subsidiary of Puget Holdings.
The consolidated financial statements of Puget Energy reflect the accounts of Puget Energy and its subsidiary, PSE.  PSE’s consolidated financial statements include the accounts of PSE and its subsidiaries.  Puget Energy and PSE are collectively referred to herein as “the Company.”  The consolidated financial statements are presented after elimination of all significant intercompany items and transactions.  PSE’s consolidated financial statements continue to be accounted for on a historical basis and do not include any purchase accounting adjustments.  Certain prior year amounts in the consolidated statements of cash flows have been reclassified to conform to current year presentation.
The consolidated financial statements contained in this Form 10-Q are unaudited.  In the respective opinions of the management of Puget Energy and PSE, all adjustments necessary for a fair statement of the results for the interim periods have been reflected and were of a normal recurring nature.  These consolidated financial statements should be read in conjunction with the audited financial statements (and the Combined Notes thereto) included in the combined Puget Energy and PSE Annual Report on Form 10-K for the year ended December 31, 2011.
The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue Recognition
Operating utility revenue is recognized when the basis of services is rendered, which includes estimated unbilled revenue. In March 2012, PSE changed its estimate of unbilled revenue from a calculation that was based on system load and billing information from its customers to a calculation using meter readings from its automated meter reading (AMR) system. The new estimate calculates unbilled usage at the end of each month as the difference between the customer meter readings on the last day of the month and the last customer meter readings billed. The unbilled usage is then priced at published rates for each schedule to estimate the unbilled revenues by customer. As a result of further refinements, the estimate of unbilled revenue at June 30, 2012, PSE has additionally identified $4.4 million of revenue that were recorded during the second quarter that should have been included in the estimated unbilled calculation at March 31, 2012. The impact on net income was $2.9 million. This had no impact to cash flow from operations or total cash flows.
Sales to other utilities are recognized in accordance with Accounting Standards Codification (ASC) 605, “Revenue Recognition” (ASC 605) and ASC 815, “Derivatives and Hedging” (ASC 815). Non-utility subsidiaries recognize revenue when services are performed or upon the sale of assets. Revenue from retail sales is billed based on tariff rates approved by the Washington Commission. Sales of RECs are deferred as a regulatory liability.
PSE collected Washington State excise taxes (which are a component of general retail customer rates) and municipal taxes totaling $53.7 million and $134.7 million for the three and six months ended June 30, 2012, respectively, and $57.1 million and $137.4 million for the three and six months ended June 30, 2011, respectively.  The Company reports the collection of such taxes on a gross basis in operating revenue and as expense in taxes other than income taxes in the accompanying consolidated statements of income.

Accumulated Other Comprehensive Income (Loss)
The following tables present the components of the Company’s accumulated other comprehensive income (OCI) at June 30, 2012 and December 31, 2011:

Puget Energy (Dollars in Thousands)	June 30, 2012	December 31, 2011
Net unrealized loss on energy derivative instruments	$(1,186)	$(1,113)
Net unrealized loss on interest rate swaps	(5,003)	(14,599)
Net unrealized loss and prior service cost on pension plans	(15,404)	(15,195)
Total Puget Energy, net of tax	$(21,593)	$(30,907)

Puget Sound Energy (Dollars in Thousands)	June 30, 2012	December 31, 2011
Net unrealized loss on energy derivative instruments	$(8,143)	$(12,934)
Net unrealized loss on treasury interest rate swaps	(6,782)	(6,941)
Net unrealized loss and prior service cost on pension plans	(165,061)	(168,704)
Total PSE, net of tax	$(179,986)	$(188,579)

Statements of Cash Flows
The Company has refinancing transactions that do not result in an actual exchange of cash. For these transactions, the Company evaluates if the non-exchange of cash is for convenience purposes and if so, the Company considers the transaction as if it had constructively received and disbursed the cash and presents the transaction as gross on the financing section of the statements of cash flows.

Summary of Significant Accounting Policies

Basis of Presentation
Puget Energy, Inc. (Puget Energy) is an energy services holding company that owns Puget Sound Energy, Inc. (PSE).  PSE is a public utility incorporated in the state of Washington that furnishes electric and natural gas services in a territory covering 6,000 square miles, primarily in the Puget Sound region.  On February 6, 2009, Puget Holdings LLC (Puget Holdings), a consortium of long-term infrastructure investors, completed its merger with Puget Energy.  As a result of the merger, all of Puget Energy’s common stock is indirectly owned by Puget Holdings.  The acquisition of Puget Energy was accounted for in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 805, “Business Combinations” (ASC 805), as of the date of the merger.  ASC 805 requires the acquirer to recognize and measure identifiable assets acquired and liabilities assumed at fair value as of the merger date.  Puget Energy’s consolidated financial statements and accompanying footnotes have been segregated to present pre-merger activity as the “Predecessor” Company and post-merger activity as the “Successor” Company.
The consolidated financial statements of Puget Energy reflect the accounts of Puget Energy and its subsidiary, PSE.  PSE’s consolidated financial statements include the accounts of PSE and its subsidiaries.  Puget Energy and PSE are collectively referred to herein as “the Company.”  The consolidated financial statements are presented after elimination of all significant intercompany items and transactions.  PSE’s consolidated financial statements continue to be accounted for on a historical basis and PSE’s financial statements do not include any ASC 805 purchase accounting adjustments.  The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.
Certain prior year amounts have been reclassified to conform to the current year presentation.

Utility Plant
PSE capitalizes, at original cost, additions to utility plant, including renewals and betterments.  Costs include indirect costs such as engineering, supervision, certain taxes, pension and other employee benefits and an Allowance For Funds Used During Construction (AFUDC).  Replacements of minor items of property and major maintenance are included in maintenance expense when the utility plant is retired and removed from service, the original cost of the property is charged to accumulated depreciation and costs associated with removal of the property, less salvage, are charged to the cost of removal regulatory liability.
Puget Energy remeasured the carrying amount of utility plant to fair value on February 6, 2009, as a result of purchase accounting adjustments.  After February 6, 2009, Puget Energy follows the same capitalization policy for utility plan additions as PSE.

Non-Utility Property, Plant and Equipment
For PSE, the costs of other property, plant and equipment are stated at historical cost.  Expenditures for refurbishment and improvements that significantly add to productive capacity or extend useful life of an asset are capitalized.  Replacement of minor items is expensed on a current basis.  Gains and losses on assets sold or retired are reflected in earnings.
For Puget Energy, the carrying amount of non-utility property, plant and equipment was remeasured to fair value on February 6, 2009, as a result of purchase accounting adjustments.  After February 6, 2009, Puget Energy follows the same capitalization policy for non-utility property, plant and equipment as PSE.

Depreciation and Amortization
For financial statement purposes, the Company provides for depreciation and amortization on a straight-line basis.  Amortization is recorded for intangibles such as regulatory assets and liabilities, computer software and franchises.  The depreciation of automobiles, trucks, power-operated equipment, tools and office equipment is allocated to asset and expense accounts based on usage.  The annual depreciation provision stated as a percent of a depreciable electric utility plant was 2.7%, 2.7% and 2.6% in 2011, 2010 and 2009, respectively; depreciable gas utility plant was 3.5%, 3.6% and 3.6% in 2011, 2010 and 2009, respectively; and depreciable common utility plant was 11.3%, 11.8% and 9.6% in 2011, 2010 and 2009, respectively.  Depreciation on other property, plant and equipment is calculated primarily on a straight-line basis over the useful lives of the assets.  The cost of removal is collected from PSE’s customers through depreciation expense and any excess is recorded as a regulatory liability.

Goodwill
On February 6, 2009, Puget Holdings completed its merger with Puget Energy.  Puget Energy remeasured the carrying amount of all its assets and liabilities to fair value, which resulted in recognition of approximately $1.7 billion in goodwill.  ASC 350, “Intangibles - Goodwill and Other” (ASC 350), requires that goodwill be tested for impairment at the reporting unit level on an annual basis and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.  These events or circumstances could include a significant change in the Company’s business or regulatory outlook, legal factors, a sale or disposition of a significant portion of a reporting unit or significant changes in the financial markets which could influence the Company’s access to capital and interest rates.  Application of the goodwill impairment test requires judgment, including the identification of reporting units, assignment of assets and liabilities to reporting units, assignment of goodwill to reporting units and the determination of the fair value of the reporting units.  Management has determined Puget Energy has only one reporting unit.
The goodwill recorded by Puget Energy represents the potential long-term return to the Company’s investors.  Goodwill is tested for impairment annually using a two-step process.  The first step compares the carrying amount of the reporting unit with its fair value, with a carrying value higher than fair value indicating potential impairment.  If the first step test fails, the second step is performed.  This would entail a full valuation of Puget Energy’s assets and liabilities and comparing the valuation to its carrying amounts, with the aggregate difference indicating the amount of impairment.  Goodwill of a reporting unit is required to be tested for impairment on an interim basis if an event occurs or circumstances change that would cause the fair value of a reporting unit to fall below its carrying amount.
Puget Energy conducted its annual impairment test in 2011 using an October 1, 2011 measurement date.  The fair value of Puget Energy’s reporting unit was estimated using both discounted cash flow and market approach.  Such approaches are considered methodologies that market participants would use.  This analysis requires significant judgments, including estimation of future cash flows, which is dependent on internal forecasts, estimation of long-term rate of growth for Puget Energy business, estimation of the useful life over which cash flows will occur, the selection of utility holding companies determined to be comparable to Puget Energy and determination of an appropriate weighted-average cost of capital or discount rate.  The market approach estimates the fair value of the business based on market prices of stocks of comparable companies engaged in the same or similar lines of business.  In addition, indications of market value are estimated by deriving multiples of equity or invested capital to various measures of revenue, earnings or cash flow.  Changes in these estimates and or assumptions could materially affect the determination of fair value and goodwill impairment of the reporting unit.  Based on the test performed, management has determined that there was no indication of impairment of Puget Energy’s goodwill as of October 1, 2011.  There were no events or circumstances from the date of the assessment through December 31, 2011 that would impact management’s conclusion.

Cash and Cash Equivalents
Cash and cash equivalents consist of demand bank deposits and short-term highly liquid investments with original maturities of three months or less at the time of purchase.  The cash and cash equivalents balance at Puget Energy was $37.2 million and $36.6 million as of December 31, 2011 and 2010, respectively.  The 2011 and 2010 balance consisted of cash equivalents, which are reported at cost and approximates fair value, and were $16.8 million and $20.6 million, respectively.

Restricted Cash
Restricted cash represents cash to be used for specific purposes.  The restricted cash balance was $4.2 million and $5.5 million at December 31, 2011 and 2010, respectively.  The restricted cash included $0.7 million, in both 2011 and 2010, which represents funds held by Puget Western, Inc., a PSE subsidiary, for a real estate development project.  As of December 31, 2011, other restricted cash includes $2.0 million in a Benefit Protection Trust and $1.5 million in other restricted cash accounts.

Materials and Supplies
Materials and supplies are used primarily in the operation and maintenance of electric and natural gas distribution and transmission systems as well as spare parts for combustion turbines used for the generation of electricity.  PSE records these items at weighted-average cost.
Puget Energy remeasured the carrying amount of materials and supplies to fair value on February 6, 2009, as a result of purchase accounting adjustments.  After February 6, 2009, Puget Energy follows the same policy for recording materials and supplies as PSE.

Fuel and Gas Inventory
Fuel and gas inventory is used in the generation of electricity and for future sales to the Company’s natural gas customers.  Fuel inventory consists of coal, diesel and natural gas used for generation.  Gas inventory consists of natural gas and liquefied natural gas (LNG) held in storage for future sales.  PSE records these items at the lower of cost or market value using the weighted-average cost method.
For Puget Energy, the carrying amount of fuel and gas inventory was remeasured to fair value on February 6, 2009, as a result of purchase accounting adjustments.  After February 6, 2009, Puget Energy follows the same policy for recording additional inventory as PSE.

Regulatory Assets and Liabilities
PSE accounts for its regulated operations in accordance with ASC 980 “Regulated Operations” (ASC 980).  ASC 980 requires PSE to defer certain costs that would otherwise be charged to expense, if it were probable that future rates will permit recovery of such costs.  It similarly requires deferral of revenues or gains and losses that are expected to be returned to customers in the future.  Accounting under ASC 980 is appropriate as long as rates are established by or subject to approval by independent third-party regulators; rates are designed to recover the specific enterprise’s cost of service; and in view of demand for service, it is reasonable to assume that rates set at levels that will recover costs can be charged to and collected from customers.  In most cases, PSE classifies regulatory assets and liabilities as long-term assets or liabilities.  The exception is the Purchased Gas Adjustment (PGA) which can be a current asset or current liability.
Below is a chart with the allowed return on the net regulatory assets and liabilities and the associated time periods:

Period	Rate of Return	After-Tax Return
April 8, 2010 - present	8.10%	6.90%
November 1, 2008	8.25	7.00

The net regulatory assets and liabilities at December 31, 2011 and 2010 included the following:

Puget Sound Energy	Remaining Amortization	December 31,
(Dollars in Thousands)	Period	2011	2010
PGA deferral of unrealized losses on derivative instruments	(a)	$200,893	$149,681
Chelan PUD contract initiation	20 years	140,580	133,888
Storm damage costs electric	2 to 7 years (a)	87,303	103,630
Environmental remediation	(a)	65,167	62,240
Baker Dam licensing operating and maintenance costs	47 years	63,272	63,459
Deferred income taxes	(a)	61,344	73,337
Deferred Washington Commission AFUDC	Varies up to 26 years	56,315	53,378
Energy conservation costs	1 to 2 years	35,111	48,367
Unamortized loss on reacquired debt	1 to 40 years	33,023	18,304
White River relicensing and other costs	(a)	30,993	32,260
Mint Farm ownership and operating costs	13.3 years	26,582	29,364
Investment in Bonneville Exchange power contract	5.5 years	19,396	22,923
PCA mechanism	(a)	6,818	15,618
PURPA electric energy supply contract buyout costs	N/A	—	40,629
PGA receivable	N/A	—	5,992
Various other regulatory assets	Varies	21,346	34,544
Total PSE regulatory assets		$848,143	$887,614
Cost of removal	(b)	$(219,087)	$(193,765)
Production tax credits	(c)	(93,618)	(20,186)
PGA payable	1 year	(25,940)	—
Summit purchase option buy-out	9 years	(13,913)	(15,488)
Deferred credit on gas pipeline capacity	Varies up to 6.8 years	(7,987)	(13,310)
Renewable energy credits	(a)	(2,780)	(48,493)
Various other regulatory liabilities	Up to 4.5 years	(3,522)	(5,642)
Total PSE regulatory liabilities		$(366,847)	$(296,884)
PSE net regulatory assets and liabilities		$481,296	$590,730
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(a)
Amortization periods vary depending on timing of underlying transactions or awaiting regulatory approval in a future Washington Utilities and Transportation Commission (Washington Commission) rate proceeding.

(b)	The balance is dependent upon the cost of removal of underlying assets and the life of utility plant.

(c)	Amortization will begin once PTCs are utilized by PSE on its tax return.

Puget Energy	Remaining Amortization	December 31,
(Dollars in Thousands)	Period	2011	2010
Total PSE regulatory assets	(a)	$848,143	$887,614
Puget Energy acquisition adjustments:
Regulatory assets related to power contracts	1 year to 26 years	46,202	116,116
Service provider contracts	1 to 2 years	5,751	15,933
Various other regulatory assets	Varies	1,449	28,926
Total Puget Energy regulatory assets		$901,545	$1,048,589
Total PSE regulatory liabilities	(a)	$(366,847)	$(296,884)
Puget Energy acquisition adjustments:
Regulatory liabilities related to power contracts	1 to 41 years	(582,836)	(759,220)
Various other regulatory liabilities	Varies	(5,318)	(9,052)
Total Puget Energy regulatory liabilities		$(955,001)	$(1,065,156)
Puget Energy net regulatory asset and liabilities		$(53,456)	$(16,567)
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(a)	Puget Energy’s regulatory assets and liabilities include purchase accounting adjustments as a result of the merger. For additional information, see Note 3.
If the Company determines that it no longer meets the criteria for continued application of ASC 980, the Company would be required to write off its regulatory assets and liabilities related to those operations not meeting ASC 980 requirements.  Discontinuation of ASC 980 could have a material impact on the Company’s financial statements.
In accordance with guidance provided by ASC 410, “Asset Retirement and Environmental Obligations,” PSE reclassified from accumulated depreciation to a regulatory liability $219.1 million and $193.8 million in 2011 and 2010, respectively, for the cost of removal of utility plant.  These amounts are collected from PSE’s customers through depreciation rates.

Allowance for Funds Used During Construction
AFUDC represents the cost of both the debt and equity funds used to finance utility plant additions during the construction period.  The amount of AFUDC recorded in each accounting period varies depending principally upon the level of construction work in progress and the AFUDC rate used.  AFUDC is capitalized as a part of the cost of utility plant and is credited to interest expense and as a non-cash item to other income.  Cash inflow related to AFUDC does not occur until these charges are reflected in rates.
The authorized AFUDC rates authorized by the Washington Utilities and Transportation Commission (Washington Commission) for natural gas and electric utility plant additions based on the effective dates is as follows:

Effective Date	Washington Commission AFUDC Rates
April 8, 2010 - present	8.10%
November 1, 2008	8.25

The Washington Commission authorized the Company to calculate AFUDC using its allowed rate of return.  To the extent amounts calculated using this rate exceed the AFUDC calculated rate using the Federal Energy Regulatory Commission (FERC) formula, PSE capitalizes the excess as a deferred asset, crediting other income.  The deferred asset is being amortized over the average useful life of PSE’s non-project electric utility plant which is approximately 30 years.
The following table presents the AFUDC amounts:

	Year Ended December 31,
(Dollars in Thousands)	2011	2010	2009
Equity AFUDC	$32,431	$12,677	$4,177
Washington Commission AFUDC	5,108	3,715	10,693
Total in other income	37,539	16,392	14,870
Debt AFUDC	29,949	14,157	9,214
Total AFUDC	$67,488	$30,549	$24,084

Revenue Recognition
Operating utility revenue is recognized when the basis of services is rendered, which includes estimated unbilled revenue, in accordance with ASC 605, “Revenue Recognition” (ASC 605).  Sales to other utilities are recognized in accordance with ASC 605 and ASC 815, “Derivatives and Hedging” (ASC 815).  Non-utility subsidiaries recognize revenue when services are performed or upon the sale of assets.  Revenue from retail sales is billed based on tariff rates approved by the Washington Commission.  Sales of RECs are deferred as a regulatory liability.
PSE collected Washington state excise taxes (which are a component of general retail rates) and municipal taxes totaling $252.5 million, $231.1 million and $247.8 million for 2011, 2010 and 2009, respectively.  The Company’s policy is to report such taxes on a gross basis in operating revenue and taxes other than income taxes in the accompanying consolidated statements of income.

Allowance for Doubtful Accounts
Allowance for doubtful accounts are provided for electric and natural gas customer accounts based upon a historical experience rate of write-offs of energy accounts receivable as compared to operating revenue.  The allowance account is adjusted monthly for this experience rate.  Other non-energy receivable balances are reserved in the allowance account based on facts and circumstances surrounding the receivable including, among other things, collection trends, prevailing and anticipated economic conditions and specific customer credit risk, indicating some or all of the balance is uncollectible.  The allowance account is maintained until either receipt of payment or the likelihood of collection is considered remote at which time the allowance account and corresponding receivable balance are written off.
The Company’s allowance for doubtful accounts at December 31, 2011 and 2010 was 8.5 million and $9.8 million, respectively.

Self-Insurance
PSE currently has no insurance coverage for storm damage and recent environmental contamination occurring on PSE-owned property.  PSE is self-insured for a portion of the risk associated with comprehensive liability, workers’ compensation claims and catastrophic property losses other than those which are storm related.  The Washington Commission has approved the deferral of certain uninsured qualifying storm damage costs that exceed $8.0 million which will be requested for collection in future rates.  Additionally, costs may only be deferred if the outage meets the Institute of Electrical and Electronics Engineers (IEEE) outage criteria for system average interruption duration index.

Federal Income Taxes
For presentation in Puget Energy and PSE’s separate financial statements, income taxes are allocated to the subsidiaries on the basis of separate company computations of tax, modified by allocating certain consolidated group limitations which are attributed to the separate company.  Taxes payable or receivable are settled with Puget Holdings.

Rate Adjustment Mechanisms
PSE has a  Power Cost Adjustment (PCA) mechanism that provides for a rate adjustment process if PSE’s costs to provide customers’ electricity varies from a baseline power cost rate established in a rate proceeding.  All significant variable power supply cost drivers are included in the PCA mechanism (hydroelectric generation variability, market price variability for purchased power and surplus power sales, natural gas and coal fuel price variability, generation unit forced outage risk and wheeling cost variability).  The PCA mechanism apportions increases or decreases in power costs, on a graduated scale, between PSE and its customers.  Any unrealized gains and losses from derivative instruments accounted for under ASC 815, are deferred in proportion to the cost-sharing arrangement under the PCA mechanism.  On January 10, 2007, the Washington Commission approved the PCA mechanism with the same annual graduated scale but without a cap on excess power costs.
The graduated scale is as follows:

Annual Power Cost Variability	Customers’ Share	Company’s Share
+/- $20 million	—%	100%
+/- $20 million - $40 million	50%	50%
+/- $40 million - $120 million	90%	10%
+/- $120 + million	95%	5%

For the years ended December 31, 2011, 2010 and 2009, the annual power cost variability was between $20.0 million and $40.0 million.  Accordingly, PSE and the customer shared the costs in excess of $20.0 million in equal proportion.
The differences between the actual cost of PSE’s natural gas supplies and natural gas transportation contracts and costs currently allowed by the Washington Commission are deferred and recovered or repaid through the PGA mechanism.  The PGA mechanism allows PSE to recover expected natural gas and transportation costs, and defer, as a receivable or liability, any gas costs that exceed or fall short of this expected gas cost amount in the PGA mechanism rates, including interest.

Natural Gas Off-System Sales and Capacity Release
PSE contracts for firm natural gas supplies and holds firm transportation and storage capacity sufficient to meet the expected peak winter demand for natural gas by its firm customers.  Due to the variability in weather, winter peaking consumption of natural gas by most of its customers and other factors, PSE holds contractual rights to natural gas supplies and transportation and storage capacity in excess of its average annual requirements to serve firm customers on its distribution system.  For much of the year, there is excess capacity available for third-party natural gas sales, exchanges and capacity releases.  PSE sells excess natural gas supplies, enters into natural gas supply exchanges with third parties outside of its distribution area and releases to third parties excess interstate natural gas pipeline capacity and natural gas storage rights on a short-term basis to mitigate the costs of firm transportation and storage capacity for its core natural gas customers.  The proceeds from such activities, net of transactional costs, are accounted for as reductions in the cost of purchased natural gas and passed on to customers through the PGA mechanism, with no direct impact on net income.  As a result, PSE nets the sales revenue and associated cost of sales for these transactions in purchased natural gas.

Non-Core Gas Sales
As part of the Company’s electric operations, PSE provides natural gas to its gas-fired generation facilities.  The projected volume of natural gas for power is relative to the price of natural gas.  Based on the market prices for natural gas, PSE may use the gas it has already purchased to generate power or PSE may sell the already purchased natural gas.  The net proceeds from selling natural gas for power are accounted for in other electric operating revenue and are included in the PCA mechanism.

Production Tax Credit
Production Tax Credits (PTCs) represent federal income tax incentives available to companies that generate energy from qualifying renewable sources.  Prior to July 1, 2010, PTCs that were generated were passed-through to customers in retail sales.  After July 1, 2010, PTCs which are generated and owed to customers are recorded as a regulatory liability with a corresponding reduction in electric operating revenue until PSE utilizes the tax credit on its tax return, at which time the PTCs will be credited to customers in retail sales.

Accounting for Derivatives
ASC 815 requires that all contracts considered to be derivative instruments be recorded on the balance sheet at their fair value unless the contracts qualify for an exception.  PSE enters into derivative contracts to manage its energy resource portfolio and interest rate exposure including forward physical and financial contracts and swaps.  Some of PSE’s physical electric supply contracts qualify for the Normal Purchase Normal Sale (NPNS) exception to derivative accounting rules.  PSE may enter into financial fixed contracts to economically hedge the variability of certain index-based contracts.  Those contracts that do not meet the NPNS exception are marked-to-market to current earnings in the statements of income, subject to deferral under ASC 980, for energy related derivatives due to the PCA mechanism and PGA mechanism.
On July 1, 2009, Puget Energy and PSE elected to de-designate all energy related derivative contracts previously recorded as cash flow hedges for the purpose of simplifying its financial reporting.  The contracts that were de-designated related to physical electric supply contracts and natural gas swap contracts used to fix the price of natural gas for electric generation.  For these contracts and for contracts initiated after such date, all mark-to-market adjustments are recognized through earnings.  The amount previously recorded in accumulated other comprehensive income (OCI) is transferred to earnings in the same period or periods during which the hedged transaction affects earnings or sooner if management determines that the forecasted transaction is probable of not occurring.  As a result, the Company will continue to experience the earnings impact of these reversals from OCI in future periods.
The Company may enter into swap instruments or other financial derivative instruments to manage the interest rate risk associated with its long-term debt financing and debt instruments.  As of December 31, 2011, Puget Energy has interest rate swap contracts outstanding related to its long-term debt.  For additional information, see Note 11.

Fair Value Measurements of Derivatives
ASC 820, “Fair Value Measurements and Disclosures” (ASC 820), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price).  However, as permitted under ASC 820, the Company utilizes a mid-market pricing convention (the mid-point price between bid and ask prices) as a practical expedient for valuing the majority of its assets and liabilities measured and reported at fair value.  The Company utilizes market data or assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique.  These inputs can be readily observable, market corroborated or generally unobservable.  The Company primarily applies the market approach for recurring fair value measurements as it believes that the approach is used by market participants for these types of assets and liabilities.  Accordingly, the Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.
The Company values derivative instruments based on daily quoted prices from an independent external pricing service.  When external quoted market prices are not available for derivative contracts, the Company uses a valuation model that uses volatility assumptions relating to future energy prices based on specific energy markets and utilizes externally available forward market price curves.  All derivative instruments are sensitive to market price fluctuations that can occur on a daily basis.  For additional information, see Note 12.

Stock-Based Compensation
The Company applies the fair value approach to stock compensation and estimates fair value in accordance with provisions of ASC 718, “Compensation – Stock Compensation.”  Effective February 6, 2009, as a result of the merger, all outstanding shares of the Company were accelerated and vested, the stock compensation plan was terminated and there was no stock-based compensation.  The Company recognized $14.5 million of stock compensation expense which was recorded in merger and related costs.

Debt Related Costs
Debt premiums, discounts, expenses and amounts received or incurred to settle hedges are amortized over the life of the related debt for the Company.  The premiums and costs associated with reacquired debt are deferred and amortized over the life of the related new issuance, in accordance with ratemaking treatment for PSE.

Statements of Cash Flows
PSE funds cash dividends to pay the shareholder of Puget Energy.
The following non-cash investing and financing activities have occurred at the Company:

•
PSE incurred capital lease obligations of $37.9 million for automatic meter reading modules and network for the year ended December 31, 2011.  PSE did not incur any capital lease obligations for the year ended December 31, 2010.  PSE incurred capital lease obligations of $15.9 million for vehicles for the year ended December 31, 2009.

•
In connection with the February 6, 2009 merger, Puget Energy assumed $779.3 million of long-term debt in order to pay down PSE short-term debt and assumed $587.8 million of long-term debt to pay off the previous shareholders.  This amount was included as part of the purchase price consideration.

Accumulated Other Comprehensive Income (Loss)
The following tables set forth the components of the Company’s accumulated other comprehensive income (loss) at December 31:

Puget Energy	December 31,
(Dollars in Thousands)	2011	2010
Net unrealized loss on energy derivatives	$(1,113)	$(2,658)
Net unrealized loss on interest rate swaps	(14,599)	(40,041)
Net unrealized gain and prior service cost on pension plans	(15,195)	39,630
Total Puget Energy, net of tax	$(30,907)	$(3,069)

Puget Sound Energy	December 31,
(Dollars in Thousands)	2011	2010
Net unrealized loss on energy derivatives	$(12,934)	$(34,612)
Net unrealized loss on treasury interest rate swaps	(6,941)	(7,257)
Net unrealized loss and prior service cost on pension plans	(168,704)	(115,778)
Total PSE, net of tax	$(188,579)	$(157,647)